EXHIBIT 10.2

                               ACTIVEWORLDS, INC.
                              85 Mountainside Trail
                           Cortland Manor, N. Y. 10567
                                 (914) 737-6883
                               Fax: (914) 737-1541


                                 August 13, 2002


VIA FACSIMILE (978) 499-0221

Mr. J.P. McCormick
Mr. Richard F. Noll
Activeworlds Corp.
95 Parker Street
Newburyport, MA 01950

Dear J.P. and Rick:

         This letter agreement serves to amend the Agreement and Plan of Exchange by and between Activeworlds Corp., Activeworlds, Inc., JP McCormick and Richard F. Noll (the "Agreement") in the following respects:

         1. Section 1.02 shall be amended to change the date from August 15, 2002 to September 15, 2002.

         2. Section 7.01(vi) shall be amended to change the date from August 15, 2002 to September 15, 2002.

In all other respects the Agreement is ratified and confirmed.

         Please execute a copy of this Agreement and fax it to me at the number indicated above.

                                                     Sincerely yours,

                                                     /s/ Alex Adelson
                                                     ----------------
                                                     Alex Adelson
                                                     President

We hereby agree to the foregoing:

/s/ J.P. McCormick
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J.P. McCormick

/s/ Richard F. Noll
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Richard F. Noll